EXHIBIT 23
                                                                      ----------


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 and S-3 (Nos. 33-60145, 33-61275, 33-61277 and 333-31280)
of our report dated January 10, 2004, which appears in this attached Form 8-K/A for BIW Limited.







/s/ Dworken, Hillman, LaMorte & Sterczala, P.C.
Shelton, Connecticut
January 10, 2004